MUTUAL TERMINATION AGREEMENT

      THIS MUTUAL TERMINATION AGREEMENT (the "Agreement") is entered into this 8th day of June, 2006 by and among (A) Rex Energy Royalties Limited Partnership, a Delaware limited partnership ("Rex Royalties"), PennTex Resources, L.P., a Texas limited partnership ("PennTex Resources"), PennTex Resources Illinois, Inc., a Delaware corporation ("PennTex Illinois"), Douglas Oil & Gas Limited Partnership, a Delaware limited partnership ("Douglas O&G"), Douglas Westmoreland Limited Partnership, a Delaware limited partnership ("Douglas Westmoreland"), Midland Exploration Limited Partnership, a Delaware limited partnership ("Midland"), Rex Energy Operating Corp., a Delaware corporation ("Rex Energy"), Rex Energy Wabash, LLC, a Delaware limited liability company ("Rex Wabash"), Lance T. Shaner, an individual residing in the Commonwealth of Pennsylvania ("Shaner"), and Benjamin W. Hulburt, an individual residing in the Commonwealth of Pennsylvania ("Hulburt") (Rex Royalties, PennTex Resources, PennTex Illinois, Douglas O&G, Douglas Westmoreland, Midland, Rex Energy, Rex Wabash, Shaner and Hulburt being sometimes referred to hereinafter individually as a "Seller" and in the aggregate as "Sellers"), (B) Thomas F. Shields, Michael
S. Carlson, Christopher K. Hulburt and Thomas C. Stabley, all individuals residing in the Commonwealth of Pennsylvania (such individuals, together with Shaner and Hulburt, being referred to hereinafter in the aggregate as the "Acquirers"), (C) Baseline Oil & Gas Corp. (formerly known as College Oak Investments, Inc.), a Nevada corporation (the "Buyer"), and (D) Barrie Damson ("Damson") and Alan Gaines ("Gaines"), both individuals residing in the State of Connecticut. The Sellers, the Acquirers, the Buyer, Damson and Gaines are referred to herein individually as a "Party" and collectively as the "Parties."

      WHEREAS, the Sellers and the Buyer entered into a Purchase Agreement dated January 16, 2006 (the "Purchase Agreement") wherein the Sellers agreed to sell their assets (and in the case of Shaner and Hulburt their shares in certain entities) to Buyer for the cash and consideration described therein;

      WHEREAS, the Acquirers, on the one hand, and the Buyer, Damson and Gaines, on the other hand, entered into a Stock Agreement dated January 16, 2006 whereby the parties agreed, among other things, that the Buyer would issue 12,069,250 shares of the Buyer's Common Stock to the Acquirers (the "Acquirers' Shares") and that certain of the Acquirers would purchase additional shares of Buyer's Common Stock simultaneously with the closing of the transactions contemplated by the Purchase Agreement;

      WHEREAS, the Acquirers, on the one hand, and the Buyer, Damson and Gaines, on the other hand, entered into an Amendment to the Stock Agreement dated March 10, 2006 (the Stock Agreement dated January 16, 2006, as amended by the Amendment to the Stock Agreement dated March 10, 2006, is hereinafter referred to as the "Stock Agreement"); and

      WHEREAS, the Parties to this Agreement desire to terminate the Purchase Agreement and the Stock Agreement and all obligations of the Parties thereunder upon the terms and conditions set forth in this Agreement.

      NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, and the receipt of such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

      1. Definitions. Unless otherwise stated herein or dictated by the context, capitalized terms used herein that are not defined herein shall have the respective meanings assigned thereto in the Purchase Agreement.

      2. Termination; Return of Confidential Information.

            (a) Subject to the satisfaction by the Parties of all of the terms and conditions set forth in Section 3 of this Agreement and pursuant to Section 7(a)(i) of the Purchase Agreement, the Purchase Agreement is hereby terminated effective as of the date hereof and any and all rights, duties and obligations of the Parties arising thereunder or in connection with the Purchase Agreement are now and hereinafter fully and finally terminated. Subject to the satisfaction by the Parties of all of the terms and conditions set forth in
Section 3 of this Agreement, the Stock Agreement is hereby terminated effective as of the date hereof and any and all rights, duties and obligations of the Parties arising thereunder or in connection with the Stock Agreement are now and hereinafter fully and finally terminated.

            (b) Buyer acknowledges and agrees that, in accordance with Section 5(d)(i) of the Purchase Agreement, Buyer will treat and hold as such any Confidential Information it has received from any of the Sellers in the course of the reviews contemplated by Section 2(f) and Section 5(d)(i) of the Purchase Agreement, will not use any of the Confidential Information thereof, and will promptly return to the Sellers all tangible embodiments (and all copies) of the Confidential Information which are in its possession. Sellers acknowledge and agree that, in accordance with Section 5(d)(ii) of the Purchase Agreement, Sellers will treat and hold as such any Confidential Information Sellers have received from the Buyer in the course of the reviews contemplated by Section 5(d)(ii) of the Purchase Agreement (except to the extent such Confidential Information is disclosed by the Buyer to the public), will not use any of the Confidential Information of the Buyer, and will return to the Buyer all tangible embodiments (and all copies) of the Confidential Information which are in Sellers' possession.

      3. Agreements of the Parties.

            (a) Mutual Releases and Non-Disparagement Agreements. Incident to the full execution and delivery of this Agreement, and in consideration of the agreements of the Parties set out or described in this Agreement and in the agreements attached as exhibits hereto, the Parties have agreed to and are executing and delivering the following agreements:

                  (i) a Mutual Release Agreement in the form attached to and incorporated in this Agreement as Exhibit A; and

                  (ii) a Mutual Non-Disparagement Agreement in the form attached to and incorporated in this Agreement as Exhibit B;

            (b) Surrender of the Acquirers' Shares. Incident to the full execution and delivery of this Agreement, and in consideration of the agreements of the Parties set out or described in this Agreement and in the agreements attached to and incorporated in this Agreement, the Acquirers agree to surrender and transfer the Acquirers' Shares to the Buyer. In furtherance thereof, each of the Acquirers agrees to transfer to Buyer all stock certificates evidencing the Acquirers' Shares registered in their name on the books and records of Buyer by executing and delivering on the date hereof an Assignment Separate from the Certificate (Stock Power) in the form attached to this Agreement as Exhibit C. In the event any Acquirer has previously directed the Buyer's transfer agent to issue any amount of the Acquirers' Shares in the name of any other Person, such Acquirer agrees to cause such Person to transfer his/her/its Acquirers' Shares to Buyer by executing and delivering on the date hereof an Assignment Separate from the Certificate (Stock Power) in the form set forth in Exhibit C. In the


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

event that the original common stock certificate representing any amount of the Acquirers' Shares is not available for delivery to Buyer on the date of the full execution and delivery of this Agreement, the Acquirers agree to promptly deliver the original stock certificate representing the Acquirers' Shares to Buyer as soon as reasonably possible, but in no event shall such delivery occur more that seven (7) Business Days following the date of this Agreement.

            (c) Filing of Buyer's Form 8-K. Within four (4) Business Days of the full execution and delivery of this Agreement, Buyer shall publicly announce the termination of the Purchase Agreement and the Stock Agreement and shall describe the transactions contemplated by this Agreement and the exhibits attached hereto by filing with the SEC a Current Report on Form 8-K substantially in the form attached to this Agreement as Exhibit D.

            (d) Expenses. Except as provided below in this Section 3(d), the Buyer, Damson, and Gaines, on the one hand, and the Sellers and the Acquirers, on the other hand, will bear their own costs and expenses (including legal fees and expenses) incurred in connection with the Purchase Agreement, the Stock Agreement and the transactions contemplated thereby. As such, (I) Buyer, Damson and Gaines acknowledge and agree that any and all fees and expenses of Eaton & Van Winkle LLP in reference to the transactions contemplated by the Purchase Agreement and the Stock Agreement, including, without limitation, the Wachovia Loan (as defined below) and the Closing Placements, shall be the sole responsibility of the Buyer, and any and all fees, costs and expenses which may be owed to C.K. Cooper & Company, Inc. and/or Gilford Securities, Inc. with respect to the Closing Placements (if any) shall be the sole responsibility of the Buyer, and (II) Sellers and the Acquirers acknowledge and agree that any and all fees and expenses of Fulbright & Jaworski L.L.P., Mayer, Brown, Rowe and Maw LLP, Hodgson Russ LLP and Malin, Bergquist & Company, LLP in reference to the transactions contemplated by the Purchase Agreement and the Stock Agreement, including, without limitation, the Wachovia Loan, shall be the sole responsibility of the Sellers. Notwithstanding the above, the Parties agree as follows:

                  (i) With respect to the fees and expenses of Wachovia Bank, National Association ("Wachovia Bank") and Manufacturers and Traders Trust Company ("M&T Bank") incurred in connection with the loan transaction contemplated by the Fee Letter and Commitment Letter each entered into on March 22, 2006 by the Buyer and Wachovia Bank (the "Wachovia Loan"), Buyer, on the one hand, and Sellers, on the other, each agree to pay one-half of such costs and expenses. Buyer and Sellers each acknowledge and agree that such costs and expenses of Wachovia Bank and M&T Bank may include, without limitation, the fees and expenses of legal counsel (including, without limitation, Vinson & Elkins LLP, the Parties acknowledging and agreeing that the total amount of fees and expenses of Vinson & Elkins LLP as of May 3, 2006 is $141,898.49), accounting fees, engineering fees and other professional fees.

                  (ii) With respect to the fees and expenses of local legal counsel engaged by the Parties in connection with Wachovia Loan, including, without limitation, those engaged for purposes of investigating title to the Acquired Assets or for rendering opinion letters as to local enforceability of the Wachovia Loan documents, Buyer, on the one hand, and Sellers, on the other, each agree to pay one-half of such costs and expenses.

                  (iii) With respect to the travel fees and expenses incurred by Sellers in connection with Buyer's common stock private placement "road show" presentations conducted in March and April, 2006, as calculated on the attached
Schedule 3(d)(iii), Buyer agrees to pay one-half of such costs and expenses (the Parties acknowledging and agreeing that the amount payable by Buyer to Sellers pursuant to this sub-section (iii) shall be $23,698.33).


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The Parties acknowledge and agree that the provisions of this Section 3(d)
supersede and replace any provisions regarding the allocation of fees and expenses as between Buyer and Sellers associated with the Wachovia Loan that are contained in that certain Cost Sharing Agreement dated March 22, 2006 by and among the Sellers and the Buyer.

      4. Representations and Warranties of the Sellers. It is understood and agreed that neither Shaner nor Hulburt shall be considered to be a "Seller" for the purposes of Section 4 and neither of them join in or shall have any liability or responsibility for or in connection with the representations and warranties made by the other Sellers that are contained in this Section 4. Subject in all respects to the foregoing, the respective Sellers, each severally and with respect only to itself, represent and warrant to the Buyer, Damson and Gaines that the statements contained in this Section 4 are correct and complete as of the date of this Agreement.

            (a) Organization of the Sellers. Each Seller is a corporation, limited partnership or limited liability company, as the case may be, duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization. Each Seller is duly qualified to do business and is in good standing in each jurisdiction in which the ownership of its properties and the operation of its business make such qualification necessary.

            (b) Authorization of Transactions. The Sellers have full power and authority (including full entity power and authority) to execute and deliver this Agreement and to perform their obligations hereunder. Without limiting the generality of the foregoing, the board of directors, general partners, shareholders or managers of the Sellers, as the case may be, have duly authorized the execution, delivery, and performance of this Agreement by the Sellers. This Agreement constitutes a valid and binding agreement of each of the Sellers enforceable against each of the Sellers (wherever applicable) in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application with respect to creditors, (ii) general principles of equity and (iii) the power of a court to deny enforcement of remedies generally based upon public policy.

            (c) No Conflict or Violation. Neither the execution and delivery of this Agreement nor the consummation of the transactions and performance of the terms and conditions contemplated hereby by any Seller will (i) conflict with or result in a violation or breach of or default under any provision of the certificate of incorporation, by-laws, limited partnership agreement, members' agreement, limited liability company agreement or other similar governing documents of any Seller, as the case may be, (ii) conflict with or result in a violation or breach of or default under any agreement, indenture or other instrument under which such Seller is bound, other than such conflicts, breaches, violations or defaults that would not have a material adverse effect on the financial condition or operations of the Sellers taken as a whole or on the ability of the Parties to consummate the transactions contemplated by this Agreement, or (iii) violate or conflict with any law, rule or regulation applicable to any Seller except where such violation or conflict would not have a material adverse effect on the financial condition of the Sellers taken as a whole or on the ability of the Parties to consummate the transactions contemplated by this Agreement.

            (d) Consents. Except for consents, approvals, authorizations, permits, filings or notices, the failure of which to obtain or with which to comply will not have a material adverse effect on the financial condition of the Sellers taken as a whole or on the ability of the Parties to consummate the transactions contemplated by this Agreement, no consent, approval, authorization or permit of, or filing with or notification to, any Person is required for or in connection with the execution and delivery of this Agreement by the Sellers or for or in connection with the consummation of the transactions and the performance of the terms and conditions contemplated hereunder by the Sellers.


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

            (e) Litigation. There is no litigation, suit, claim, action, proceeding or investigation pending or, to the Knowledge of the Sellers, threatened against any Seller before any Governmental Authority that, as of the date hereof, seeks to materially delay or prevent the consummation of the transactions contemplated hereunder.

      5. Representations and Warranties of the Buyer. The Buyer represents and warrants to the Sellers and the Acquirers that the statements contained in this
Section 5 are correct and complete as of the date of this Agreement.

            (a) Organization of Buyer. Buyer is a corporation, duly organized, validly existing, and in good standing under the laws of the state of Nevada. The Buyer is duly qualified to do business and is in good standing in each jurisdiction in which the ownership of its properties and the operation of its business make such qualification necessary.

            (b) Authorization of Transactions. The Buyer has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. Without limiting the generality of the foregoing, the Board of Directors of the Buyer have duly authorized the execution, delivery, and performance of this Agreement by the Buyer, and no authorizations or approvals from the shareholders of the Buyer with respect to the transaction contemplated under this Agreement are required by law, the Buyer's articles of incorporation or bylaws or any agreement to which the Buyer is a party. This Agreement constitutes a valid and binding agreement of the Buyer enforceable against the Buyer in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application with respect to creditors, (ii) general principles of equity and (iii) the power of a court to deny enforcement of remedies generally based upon public policy.

            (c) No Conflict or Violation. Neither the execution and delivery of this Agreement nor the consummation of the transactions and performance of the terms and conditions contemplated hereby by the Buyer will (i) conflict with or result in a violation or breach of or default under any provision of its articles of incorporation or by-laws, (ii) conflict with or result in a violation or breach of or default under any agreement, indenture or other instrument under which the Buyer is bound or any of its properties is subject, other than such conflicts, breaches, violations or defaults that would not have a material adverse effect on the financial condition of the Buyer or on the ability of the Parties to consummate the transactions contemplated by this Agreement, or (iii) violate or conflict with any law, rule or regulation applicable to the Buyer except where such violation or conflict would not have a material adverse effect on the financial condition of the Buyer or on the ability of the Parties to consummate the transactions contemplated by this Agreement.

            (d) Consents. Except for consents, approvals, authorizations, permits, filings or notices, the failure of which to obtain or with which to comply will not have a material adverse effect on the financial condition of the Buyer or on the ability of the Parties to consummate the transactions contemplated by this Agreement, no consent, approval, authorization or permit of, or filing with or notification to, any Person is required for or in connection with the execution and delivery of this Agreement by the Buyer or for or in connection with the consummation of the transactions and performance of the terms and conditions contemplated hereby by the Buyer.

            (e) Absence of Litigation. There is no litigation, suit, claim, action, proceeding or investigation pending or, to the Knowledge of the Buyer, threatened against the Buyer, or any property or asset of the Buyer, before any Governmental Authority that (a) has had, or would reasonably be expected to have, a material adverse effect on the financial condition of the Buyer or on the ability of the Parties to consummate the transactions contemplated by this Agreement or (b) as of the date hereof seeks to materially delay or prevent the consummation of the transactions contemplated hereunder. Neither the Buyer nor any property or asset of the Buyer is subject to any continuing order, consent decree, settlement agreement or other similar written agreement with, or, to the Knowledge of the Buyer, continuing investigation by, any Governmental Authority, or any order, writ, judgment, injunction, decree, determination or award of any Governmental Authority, that would reasonably be expected, individually or in the aggregate, to prevent or materially delay consummation of the transactions contemplated hereunder or otherwise prevent or materially delay the Buyer from performing its obligations under this Agreement or would reasonably be expected to have a material adverse effect on the financial condition of the Buyer or on the ability of the Parties to consummate the transactions contemplated by this Agreement.

      6. Further Assurances. The Sellers and the Acquirers, on the one hand, and the Buyer, Damson, and Gaines, on the other hand, each agree that, from time to time each of them will execute and deliver or cause their respective Affiliates to execute and deliver such other agreements, documents and instruments, and take such other action as may be necessary to carry out the purposes and intents of this Agreement.

      7. Indemnification.

            (a) Indemnification by the Sellers. The Sellers (except for Shaner and Hulburt, who shall have no liability or obligation to the Buyer or any Buyer Indemnified Party hereunder and shall not, for purposes of the Sellers' obligations to indemnify hereunder, be deemed "Sellers") shall indemnify (i) Buyer and each of the directors, officers, employees and Affiliates of Buyer, and each of their successors and assigns, (ii) Damson and (iii) Gaines (individually, a "Buyer Indemnified Party"), and hold them, and each of them, harmless from, against and in respect of any and all costs, losses, claims, liabilities (including for Taxes), fines, penalties, damages (other than special, consequential or punitive damages) and expenses (including interest, if any, imposed in connection therewith, court costs and reasonable fees and disbursements of counsel) (collectively, "Damages") incurred by any of them resulting from any breach of any representation or warranty in this Agreement or the non-fulfillment in any material respect of any agreement, covenant or obligation by the Sellers made in this Agreement. As more fully provided in
Section 8(a) of this Agreement, the indemnification obligations of the respective Sellers hereunder shall be several and not joint, and shall obligate each Seller with respect only to itself or its own actions or omissions or representations or warranties.

            (b) Indemnification by the Buyer. The Buyer shall indemnify (i) each Seller and each of the shareholders, directors, partners, employees, Affiliates and "associates" (as that term is defined in Rule 405 promulgated by the SEC under the Securities Act) of the Sellers and (ii) the Acquirers (individually a "Seller Indemnified Party") and hold them, and each of them, harmless from, against and in respect of any and all Damages incurred by such Seller Indemnified Party resulting from any misrepresentation, breach of any representation or warranty in this Agreement or the non-fulfillment in any material respect of any agreement, covenant or obligation by Buyer made in this Agreement.

            (c) Sole and Exclusive Remedy. Subject to the last sentence of this
Section 7(c), the sole and exclusive remedy and recourse of the Buyer Indemnified Parties against the Sellers with respect to or directly relating to the matters set forth in Section 7(a) hereof shall be pursuant to this Section 7, and the sole and exclusive remedy and recourse of the Seller Indemnified Parties against the Buyer with respect to or directly relating to the matters set forth in Section 7(b) hereof shall be pursuant to this Section 7. The foregoing shall not be construed to be a limitation of or in restriction of any rights of the Parties that may exist with respect to indemnification, contribution or other remedies pursuant to the terms of the Mutual Release Agreement and the Mutual Non-Disparagement Agreement entered into contemporaneously herewith.


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

            (d) Right to Defend. If the facts giving rise to any such indemnification shall involve any actual claim or demand by any third party against a Buyer Indemnified Party or Seller Indemnified Party (referred to herein as an "Indemnified Party"), then the Indemnified Party will give prompt written notice of any such claim to the indemnifying party, which notice shall set forth in reasonable detail the nature, basis and amount of such claim (the "Notice of Third Party Claim"). It is a condition precedent to the applicable indemnifying party's obligation to indemnify the applicable Indemnified Party for such claim that such Indemnified Party timely provide to such indemnifying party the applicable Notice of Third Party Claim, provided that the failure to provide such Notice of Third Party Claim shall only relieve such indemnifying party of its or his obligation to indemnify for such claim only to the extent that such indemnifying party has been prejudiced by such Indemnified Party's failure to give the Notice of Third Party Claim as required. The indemnifying party receiving such Notice of Third Party Claim may (without prejudice to the right of any Indemnified Party to participate at its own expense through counsel of its own choosing) undertake the defense of such claims or actions at its expense with counsel chosen and paid by its giving written notice (the "Election to Defend") to the Indemnified Party within thirty (30) days after the date the Notice of Third Party Claim is deemed received; provided, however, that the indemnifying party receiving the Notice of Third Party Claim may not settle such claims or actions without the consent of the Indemnified Party, which consent will not be unreasonably withheld or delayed, except if the sole relief provided is monetary damages to be borne solely by the indemnifying party; and, provided further, if the defendants in any action include both the indemnifying party and the Indemnified Party, and the Indemnified Party shall have reasonably concluded that counsel selected by the indemnifying party has a conflict of interest because of the availability of different or additional defenses to the Parties, the Indemnified Party shall cooperate in the defense of such claim and shall make available to the indemnifying party pertinent information under its control relating thereto, but the Indemnified Party shall have the right to its own counsel and to control its defense and shall be entitled to be reimbursed for all reasonable costs and expenses incurred in such separate defense. In no event will the provisions of this Section reduce or lessen the obligations of the Parties under this Section, if prior to the expiration of the foregoing thirty
(30) day notice period, the Indemnified Party furnishing the Notice of Third Party Claim responds to a third party claim if such action is reasonably required to minimize damages or avoid a forfeiture or penalty or because of any requirements imposed by law. If the indemnifying party receiving the Notice of Third Party Claim does not duly give the Election to Defend as provided above, then it will be deemed to have irrevocably waived its right to defend or settle such claims, but it will have the right, at its expense, to attend, but not otherwise to participate in, proceedings with such third parties; and if the indemnifying party does duly give the Election to Defend, then the Indemnified Party giving the Notice of Third Party Claim will have the right at its expense, to attend, but not otherwise to participate in, such proceedings. The Parties to this Agreement will not be entitled to dispute the amount of any damages (including reasonable attorney's fees and expenses) related to such third party claim resolved as provided above.

            (e) Subrogation. If the Indemnified Party receives payment or other indemnification from the indemnifying party hereunder, the indemnifying party shall be subrogated to the extent of such payment or indemnification to all rights in respect of the subject matter of such claim to which the Indemnified Party may be entitled, to institute appropriate action against third parties for the recovery thereof, including under any insurance policies, and the Indemnified Party agrees to assist and cooperate in good faith with the indemnifying party and to take any action reasonably required by such indemnifying party, at the expense of such indemnifying party, in enforcing such rights.

      8. Miscellaneous.

            (a) Nature of Certain Obligations. The covenants of each of the Sellers to the Buyer, Damson and Gaines contained in this Agreement and the representations and warranties of each of the Sellers in Section 4 above (excluding as to Shaner and Hulburt, who shall have no liability therefor) are


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

several obligations, representations and warranties and are made by each Seller with respect only to that Seller and its business and affairs. This means that such particular Seller making the representation, warranty, or covenant (and no other Seller) will be solely responsible to the extent provided in Section 7 above for any actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, liabilities, obligations, taxes, liens, losses, expenses, and fees, including court costs and reasonable attorneys' fees and expenses that the Buyer may suffer as a result of any breach thereof.

            (b) Press Releases and Public Announcements. Except as provided in
Section 3(c) of this Agreement, no Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the other Parties; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use its reasonable best efforts to advise the other Parties prior to making such disclosure).

            (c) Remedies. The Parties hereto agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to equitable relief, including injunction and specific performance (and attorneys' fees in connection with seeking such relief), as a remedy for any such breach. Such remedies shall not be deemed to be the exclusive remedies for a breach by the Board but shall be in addition to all other remedies available at law or equity to the Parties.

            (d) Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they relate in any way to the subject matter hereof.

            (e) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Parties.

            (f) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

            (g) Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

            (h) Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two Business Days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

         If to the Sellers or
         the Acquirers:             1965 Waddle Road
                                    Attention:  Christopher K. Hulburt
                                    State College, Pennsylvania 16803


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

         Copy to:                   Fulbright & Jaworski L.L.P.
                                    Attention:  J. Todd Shields
                                    1301 McKinney, Suite 5100
                                    Houston, Texas 77010-3095

         If to the Buyer,
         Damson or Gaines:          Baseline Oil & Gas Corp.
                                    3 Park Avenue - 16th Floor
                                    Attn:  Richard M. Cohen, CFO
                                    New York, New York 10016

         Copy to:                   Eaton & Van Winkle LLP
                                    Attention:  Matthew S. Cohen
                                    3 Park Avenue - 16th Floor
                                    New York, New York 10016

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it is actually received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

            (i) Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the Commonwealth of Pennsylvania without giving effect to any choice or conflict of law provision or rule (whether of the Commonwealth of Pennsylvania or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Commonwealth of Pennsylvania.

            (j) Consent to Jurisdiction. Each of the Parties to this Agreement hereby (a) consents to the jurisdiction of any United States District Court for the Western District of Pennsylvania or, if such court does not have jurisdiction over such matter, the Court of Common Pleas of the Commonwealth of Pennsylvania of Centre County and (b) irrevocably agrees that all actions or proceedings arising out of or relating to this Agreement shall be litigated in such court. Each party accepts for itself and in connection with its properties, generally and unconditionally, the exclusive jurisdiction and venue of the aforesaid courts and waives any defense of forum nonconveniens or any similar defense, and irrevocably agrees to be bound by any non-appealable judgment rendered thereby in connection with this Agreement.

            (k) Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by all Parties to this Agreement. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

            (l) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

            (m) Expenses. Except as provided in Section 3(d) of this Agreement, the Buyer, Damson, and Gaines, on the one hand, and the Sellers and the Acquirers, on the other hand, will bear their own costs and expenses (including legal fees and expenses) incurred in connection with the negotiation and preparation of this Agreement and the transactions contemplated hereby.

            (n) Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. All references in this Agreement to a "Section," "subsection," "Exhibit" or "Schedule" shall be to a Section, subsection, Exhibit or Schedule of this Agreement, as the case may be, unless the context requires otherwise. Unless the context otherwise requires, the words "this Agreement," "hereof," "hereunder," "herein," "hereby," or words of similar import shall refer to this Agreement as a whole and not to a particular Section, subsection, clause or other subdivision hereof. Whenever the context requires, the words used herein shall include the masculine, feminine and neuter gender, and the singular and the plural.

            (o) Incorporation of Exhibits. The exhibits and schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

            (p) No Third Party Beneficiaries. This Agreement is intended for the benefit of the Parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

            (q) Counterpart Signatures. This Agreement is being executed in multiple counterparts, and each counterpart that is executed by any Party shall be deemed an original, with all such counterparts to constitute one Agreement. It shall not be necessary that any single counterpart hereof be executed by all the Parties, and this Agreement shall be and become effective when each Party has executed some counterpart hereof, whether the same or different than any counterpart executed by any other Party or Parties.

                              [Signatures Follow.]

      IN WITNESS WHEREOF, the Parties hereto have executed this Mutual Termination Agreement as of the date first above written.

BUYER:

BASELINE OIL & GAS CORP.


By: /s/ Barrie Damson
    ---------------------
Name:  Barrie Damson
Title: Chairman and Chief Executive Officer


BARRIE DAMSON


/s/ Barrie Damson
-------------------------
Barrie Damson


ALAN GAINES


/s/ Alan Gaines
-------------------------
Alan Gaines

SELLERS:

REX ENERGY ROYALTIES LIMITED PARTNERSHIP

   By: Douglas Oil & Gas Limited Partnership, its general partner

       By: Rex Energy LLC, its general partner


       By: /s/ Lance T. Shaner
           -----------------------
       Name:  Lance T. Shaner
       Title: Chairman

PENNTEX RESOURCES, L.P.

   By: Penn Tex Energy, Inc., its general partner


   By: /s/ Lance T. Shaner
       ---------------------------
   Name:  Lance T. Shaner
   Title: Chairman


PENNTEX RESOURCES ILLINOIS, INC.


By: /s/ Lance T. Shaner
    ------------------------------
Name:  Lance T. Shaner
Title: Chairman


DOUGLAS OIL & GAS LIMITED PARTNERSHIP

   By: Rex Energy LLC, its general partner


   By: /s/ Lance T. Shaner
       ---------------------------
   Name:  Lance T. Shaner
   Title: Chairman


DOUGLAS WESTMORELAND LIMITED PARTNERSHIP

   By: Rex Energy LLC, its general partner


   By: /s/ Lance T. Shaner
       ---------------------------
   Name:  Lance T. Shaner
   Title: Chairman


MIDLAND EXPLORATION LIMITED PARTNERSHIP

   By: Douglas Oil & Gas Limited Partnership, its general partner

       By: Rex Energy LLC, its general partner


       By: /s/ Lance T. Shaner
           -----------------------
       Name:  Lance T. Shaner
       Title: Chairman

REX ENERGY OPERATING CORP.


By: /s/ Lance T. Shaner
    -----------------------
Name:  Lance T. Shaner
Title: Chairman


REX ENERGY WABASH, LLC


By: /s/ Lance T. Shaner
    -----------------------
Name:  Lance T. Shaner
Title: Chairman


LANCE T. SHANER


/s/ Lance T. Shaner
---------------------------
Lance T. Shaner


BENJAMIN W. HULBURT


/s/ Benjamin W. Hulburt
---------------------------
Benjamin W. Hulburt


THE ACQUIRERS:

LANCE T. SHANER


/s/ Lance T. Shaner
---------------------------
Lance T. Shaner


BENJAMIN W. HULBURT


/s/ Benjamin W. Hulburt
---------------------------
Benjamin W. Hulburt


THOMAS F. SHIELDS


/s/ Thomas F. Shields
---------------------------
Thomas F. Shields


MICHAEL S. CARLSON


/s/ Michael S. Carlson
---------------------------
Michael S. Carlson


CHRISTOPHER K. HULBURT


/s/ Christopher K. Hulburt
---------------------------
Christopher K. Hulburt

THOMAS C. STABLEY


/s/ Thomas C. Stabley
---------------------------
Thomas C. Stabley

                                    Exhibit A

                        Form of Mutual Release Agreement

                                    Exhibit B

                   Form of Mutual Non-Disparagement Agreement

                                    Exhibit C

                      ASSIGNMENT SEPARATE FROM CERTIFICATE
                                  (STOCK POWER)

            FOR VALUE RECEIVED, the undersigned, _____________, [a ____________ / an individual] with an address at _________________________, does hereby assign and transfer unto Baseline Oil & Gas Corp., a Nevada corporation, ______________ shares of Common Stock, par value $.001 per share, of Baseline Oil & Gas Corp., a Nevada corporation (the "Corporation"), standing in the undersigned's name on the books and records of the Corporation represented by Certificate No. ____ herewith, and does hereby irrevocably constitute and appoint the Secretary of the Corporation as the undersigned's attorney to transfer the said stock on the books and records of the Corporation with full power of substitution in the premises.

Dated _________________, 2006

                                               _________________________________

                                    Exhibit D

                                    Form 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                  June 8, 2006

                            BASELINE OIL & GAS CORP.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Nevada                         333-116890                        30-0226902
-------------                      -----------                      ------------
  State of                         Commission                       IRS Employer
Incorporation                      File Number                      I.D. Number

                   20022 Creek Farm, San Antonio, Texas 78259
                   ------------------------------------------
                     Address of principal executive offices

                  Registrant's telephone number: (210) 481-5177

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement

      On June __, 2006, Baseline Oil & Gas Corp. ("we" or the "Company") entered into a Mutual Termination Agreement (the "Termination Agreement") with Rex Energy Operating Corp. ("Rex Energy") and certain of its affiliates (collectively, the "Rex Parties"), pursuant to which we and the Rex Parties mutually terminated (i) that certain purchase agreement between us dated January 16, 2006 (the "Purchase Agreement") and (ii) that certain stock agreement dated January 16, 2006 (as amended on March 10, 2006, the "Stock Agreement"). For a summary of the transactions previously contemplated by the Purchase Agreement and the Stock Agreement, reference is made to our Report on Form 8-K, filed with the SEC on January 17, 2006 and our Annual Report on Form 10-KSB filed on March 31, 2006.

      Pursuant to the Termination Agreement, a copy of which is filed as Exhibit
99.1 hereto, we have also entered into a Mutual Release Agreement (the "Release Agreement") and a Mutual Non-Disparagement Agreement (the "Non-Disparagement Agreement") with the Rex Parties, copies of which are filed as Exhibits 99.2 and 99.3, respectively, hereto.

      Pursuant to the Termination Agreement, the Rex Parties surrendered for cancellation, 12,069,250 shares of our common stock, previously issued to them pursuant to the Stock Agreement. After giving effect to the cancellation of such shares, we have 30,271,818 shares of common stock outstanding as of the date hereof and options, warrants and convertible promissory notes to purchase up to an additional 19,871,590 shares of our common stock. Pursuant to the Release Agreement, we and the Rex Parties have agreed to release and hold each other harmless from all Claims stemming from Controversies (each as defined in the Release Agreement) arising out of our dealings with one another.

      Nothing in the Termination Agreement, the Release Agreement or the Non-Disparagement Agreement effects our rights with respect to the New Albany-Indiana, LLC, a Delaware limited liability company in which we own a 50% non-managed membership interest ("New Albany"). As previously disclosed, New Albany holds an undivided 48.75% working interest (40.7% net revenue interest) in (i) certain oil, gas and mineral leases covering approximately 80,000 acres in the State of Indiana and (ii) all of the rights of Aurora Energy Ltd. ("Aurora") under a certain Farmout Agreement with a third party. In addition, New Albany holds an option from Aurora, exercisable by New Albany until August 1, 2007, to acquire a fifty percent (50%) working interest in any and all acreage leased or acquired by Aurora or its affiliates in additional counties in Indiana (currently estimated to be 50,000 acres), at a fixed price of $25 per acre. New Albany also holds a 45% working interest in certain oil, gas and mineral leases acquired from Source Rock Resources, Inc., covering approximately 21,000 acres in Knox and Sullivan Counties in Indiana, which the Company believes contain New Albany Shale formation stratum. The Rex Parties continue to own the other 50% membership interest in New Albany, and Rex Energy Wabash, LLC is the managing member of New Albany and manages its day-to-day operations.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.      Description
-----------      -----------

99.1             Mutual Termination Agreement dated June __, 2006

99.2             Mutual Release Agreement dated June __, 2006

99.3             Mutual Non-Disparagement Agreement dated June __, 2006

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June __, 2006

                                               BASELINE OIL & GAS CORP.


                                               By: _____________________________
                                                   Barrie M. Damson
                                                   Chairman & CEO

                                                   Exhibit Index

Exhibit No.      Description
-----------      -----------

99.1             Mutual Termination Agreement dated June __, 2006

99.2             Mutual Release Agreement dated June __, 2006

99.3             Mutual Non-Disparagement Agreement dated June __, 2006

                               Schedule 3(d)(iii)
                                    Expenses


Charlie Brown Air Corp.            $24,380.00
Charlie Brown Air Corp.            $ 6,890.00
M & T Corp Card                    $ 1,735.89
M & T Corp Card                    $ 1,359.22
M & T Corp Card                    $ 7,417.17
M & T Corp Card                    $ 1,742.89
M & T Corp Card                    $ 2,401.78
M & T Corp Card                    $ 1,469.70
                                   ----------

TOTAL                              $47,396.65